EXHIBIT 10.33c


                         THIRD AMENDMENT TO 8% TERM NOTE

      THIRD AMENDMENT, dated as of March 20, 2006, TO 8% TERM NOTE, dated April 5, 2005, as amended on September 30 and December 19, 2005, made by and between Delta Mutual, Inc., a Delaware corporation, with its principal offices located at 111 North Branch Street, Sellersville, PA 18960 (the "Borrower") and _______________________ (the "Holder"). Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such term in the Original Note.

      WHEREAS, the Borrower and the Holder are parties to that certain 8% Term Note, dated April 5, 2005, as amended on September 30 and December 19, 2005, (the "Original Note") pursuant to which the Borrower has borrowed the amount of $________ from the Holder;

      WHEREAS, the Original Note provides that the Maturity Date shall be April 3, 2006; and

      WHEREAS, the Borrower and the Holder have agreed to extend the Maturity Date and to amend Section 1.4 of the Original Note in order to provide the Borrower with additional time to secure financing; and

      WHEREAS, in accordance with the terms and conditions of the Original Note, the Borrower and the Holder hereby approve the amendment of the Original Note as set forth herein.

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

      5. By their respective execution of this Agreement, the Borrower and the Holder agree that Section 1.4 of the Original Note is hereby amended to read in its entirety as follows: "Maturity Date" shall mean June 5, 2006.

      6. Except as expressly provided herein, the Original Note shall continue in full force and effect.


SIGNATURE PAGE FOLLOWS


      IN WITNESS WHEREOF, the Borrower and the Holder have executed this Third Amendment as of the date first written above.


                  DELTA MUTUAL INC.




            By: _______________________          By: ___________________________
               Peter F. Russo
               President & CEO


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